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                            SUMMIT INVESTMENT TRUST
                    SUPPLEMENT DATED JANUARY 14, 1999 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 1998


On December 14, 1998, The Board of Trustees of the Summit Investment Trust voted to eliminate the following non-fundamental restriction for the High Yield Fund and Emerging Markets Bond Fund from the Statement of Additional Information dated September 30, 1998:

Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's net assets, valued at market. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve a pledge.